Loan from Others	12 Months Ended
Dec. 31, 2023
Receivables [Abstract]
LOAN FROM OTHERS

NOTE 9:- LOAN FROM OTHERS.

a.	On June 19, 2017, the Company entered into a Finance Contract with the European Investment bank (EIB) for a total amount of approximately $22,422 (€ 20,000) and up to 50% of the Company’s expected cost of developing and marketing the Company’s product candidate, M-001. In addition, as a repayment features, EIB was entitled to receive the higher between 3% of any M-001 sales revenues for a period of ten years, or realizing a cash-on-cash multiple of 2.8 times

During 2018, the Company received approximately $23,599 (€ 20,000) in two tranches of approximately $7,080 (€ 6,000) and the third tranche of approximately $9,439 (€ 8,000). On October 7, 2019, the Company received the remaining approximately $4,390 (€ 4,000).

In the event the Company elects to prepay the EIB financing, or in the event the EIB shall demand prepayment following certain events, including a change of control, senior management changes or merger events, the Company shall be required to pay EIB the principal amount of the tranches already paid, or the Prepayment Amount, plus the greater of:

(i)	the amount, as determined by EIB required in order for the EIB to realize an internal rate of return on the relevant amount prepaid of 20%; and

(ii)	the Prepayment Amount.

The Finance Contract also stipulates that in the event the EIB demands prepayment of the loan due to any prepayment event to non-EIB lenders, the Company shall be obligated to pay the Prepayment Amount plus an additional reduced amount. In addition, and as consideration for the EIB financing, the EIB shall be entitled to 3% of any annual M-001future revenue.

b.	On April 22, 2019, the Committee of EIB agreed to expand the 2017 financing agreement with the Company by an additional approximately $4,502 (€ 4,000) to a total of approximately $27,013 (€ 24,000). An amendment was signed in June 2019 (the “Amendment”). Those funds were received in October 2019 to support of the ongoing pivotal, clinical efficacy, Phase 3 trial of the company M-001 Universal Flu Vaccine candidate in Europe.

c.	On October 23, 2020, the Company announced the failure of Phase 3 clinical trial results of the M-001 universal vaccine product.

As a result of the Phase 3 clinical trial failure, Company’s management estimates that there will be no future revenues from the M-001 product. Therefore, most likely, there will be no future royalty payments to EIB from this product.

Under the Finance Contract, the EIB may accelerate all loans extended thereunder if an event of default has occurred, which includes, amongst other things, an event of default arising from the occurrence of a material adverse change, defined as any event or change of condition, which in the opinion of the EIB, has a material adverse effect on: our ability to perform our obligations under the Finance Documents; the Company’s business, operations, property, condition (financial or otherwise) or prospects; or the rights or remedies of the EIB under the Finance Contract, amongst other things. If the EIB determines that an event of default has occurred, it could accelerate the amounts outstanding under the Finance Contract, making those amounts immediately due and payable.

On January 26, 2021, the EIB notified the Company that it welcome the Company’s efforts to secure future equity financing in an amount not less than $ 2,000 in order to enable the Company to pursue new business opportunities, strengthen the Company balance sheet and invest in growth. Thus, within that context, the EIB wrote in their letter that they will not consider the failure of the Company’s pivotal phase 3 trial for M-001 to meet the primary and secondary efficacy endpoints as a trigger for prepayment of a loan extended under the Finance Contract. However, EIB cautioned the Company that their letter is not a consent, agreement, amendment or waiver in respect of the terms of the Finance Contract, reserving any other right or remedy the EIB may have now or subsequently.

d.	On August 9, 2022, the Company signed a loan restructuring agreement with the European Investment Bank (EIB) for the new terms of its outstanding approximately $24,554 (€ 24,000) loan to the Company. The new terms include:

1.	An extension of the maturity dates from 2023 until December 31, 2027.

2.	Interest on the loan will begin to accrue starting January 1, 2022, at an annual rate of 7%. The interest payments will be deferred until the new maturity date and will be added to the principal balance at the end of each year during the loan period.

3.	An amount of $ 900 (approximately € 880) were paid by the Company on August 15, 2022, shortly after the execution of the relevant amendment letter with the EIB and was applied to reduce the outstanding loan. In addition, 10% of any capital raises until maturity are to be used to further repay the Loan principal including any outstanding accrued interest.

4.	If the Company sales exceed approximately $5,332 (€ 5,000), 3% of the revenues will be paid to the EIB as royalties until the EIB receives (from the Loan repayment, inter alia the interest and the royalties) the higher of (i) a total of 2.8 times the original approximately $25,596 (€ 24,000) principal (as provided in the original Loan agreement) and (ii) 20% IRR on the principal.

5.	In case the Company decides to discharge all liabilities under the finance contract, inter alia payments of the variable remuneration, the Company would need to repay to the EIB an indemnity amount in addition to the Loan principal and the accrued interest. The indemnity amount will be calculated such that the EIB receives an additional payment equal to the greater of (i) the prepayment amount (i.e. twice the prepayment amount in the aggregate) and (ii) the amount required to realize 20% IRR on the prepayment amount at the time of prepayment.

The Company accounted for the EIB loan as an extinguishment of the existing debt and the execution of a new debt instrument.

The Company recorded the cash received in each tranche and a corresponding liability to repay the cash. When the estimated cash flows change from the estimates used as of the date on which the EIB loan was issued, the EIB loan’s carrying amount is adjusted to an amount equal to the present value of the estimated remaining future payments, discounted by using the original effective interest rate. The adjustment to the carrying amount is recognized in earnings as an adjustment to interest expenses, in the period in which the change in estimate occurred.

As a result of the loan restructure, the Company recorded an amount of $ 7,168 under finance income and interest expense related to the EIB loan were to $87 For the year ended December 31, 2022

e.

During the third quarter of 2023, following the updated estimated future cash payments based on the company’s forecasted revenues, the company updated the loan carrying value resulting in a reversal of all accretion recognized since August 2022, resulting in a financial income of $ 3,845.

On November 24, 2023, the Company signed an amendment to the loan agreement with the EIB providing for an extension of the maturity date of the outstanding approximately $24,554 (€ 24,000) loan from December 31, 2027 to December 31, 2031.

The Company evaluated the amendment in accordance with ASC 470-60 Troubled Debt Restructuring, and concluded the EIB loan amendment represented a troubled debt restructuring (“TDR”) as the company is experiencing financial difficulty and a concession has been granted by the EIB. As a result, due to the fact that the future undiscounted cash flows of the amended debt were higher than the net carrying value of the existing debt, the net carrying value of the loan wasn’t updated and the modification was accounted for prospectively with no gain or loss recorded in the Statements of Operations.

Interest expense related to the EIB loan was $2,968.

During 2023, as a result of a capital raising, the company paid $833 to the EIB related to the loan restructure agreement from august 2022 that set a partial repayment of the loan for any capital raising.

As of December 31, 2023, the outstanding principal amount related to the EIB loan in nominal terms is $ 26,545.